UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2013
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	53-0261100
(State of incorporation)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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As previously reported, Michael Paukstitus' service as Senior Vice President-Real Estate of Washington Real Estate Investment Trust (the “Company”) terminated effective November 2, 2012.

On February 7, 2013, the Company and Mr. Paukstitus entered into Separation Agreement and General Release (the “Separation Agreement”). Pursuant to the Separation Agreement, provided that he does not revoke his acceptance of the Separation Agreement, Mr. Paukstitus will receive a lump sum payment of $144,000, which equals six months of his annualized base salary as of his separation date. Starting November 2012, the Company is paying his COBRA health premium for the shorter of 12 months or until he becomes eligible for other coverage. Further, independent of the Separation Agreement, Mr. Paukstitus (a) under the Company's 2012 Short-Term Incentive Plan, has received 3,585 common shares and will defer $127,296 pursuant to the terms of the plan with respect to the 2012 performance period, (b) under the Company's 2011 Long-Term Incentive Plan, will receive 10,390 common shares pursuant to the terms of the plan, (c) is entitled to 19,113 restricted stock units, of which 13,083 units vested as of his separation date, 6,400 of which have been delivered in the form of common shares and 12,713 of which will be distributed in accordance with the terms of the Long-Term Incentive Plan, (d) has received 7,646 restricted shares which vested on his separation date and (e) will receive his account balance of approximately $219,000 in accordance with the Company's Supplemental Executive Retirement Plan, which account vested on his separation date. Pursuant to the Separation Agreement, the Company has agreed to a general release of claims against Mr. Paukstitus, and Mr. Paukstitus has agreed to a general release of claims against the Company for events occurring prior to the date of the Separation Agreement. Mr. Paukstitus also has agreed to reasonably cooperate with and provide information to the Company upon request, and he will receive reasonably and necessary expenses in connection therewith. The Separation Agreement also contains certain confidentiality and non-solicitation obligations and other customary provisions.

Item 9.01 Financial Statements and Exhibits
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(c) Exhibits
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Exhibit No.	Description

10.1	Separation Agreement and General Release between Michael S. Paukstitus and Washington Real Estate Investment Trust dated February 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

Date: February 13, 2013	By:	/s/ Laura M. Franklin
Laura M. Franklin
Executive Vice President Accounting, Administration and Corporate Secretary

Exhibit Index

Exhibit
Number        Description

10.1	Separation Agreement and General Release between Michael S. Paukstitus and Washington Real Estate
Investment Trust dated February 7, 2013